Operator Opening: Good day, and welcome to the ProPetro Holding Corp Fourth Quarter and full fiscal year 2024 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today are Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the fourth quarter and full fiscal year of 2024. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt. Good morning, everyone, and thank you for joining us. I am proud to report another strong quarter and great year for ProPetro. Despite the challenging operating environment for our entire industry, ProPetro closed out the year strong with a clear path ahead for future growth. Our strategy continues to yield results, and we continue to demonstrate how our industrialized approach to the oilfield services business is both sustainable and profitable through-cycle. While the fourth quarter was impacted by typical seasonality and extended customer holiday shutdowns, our ability to generate free cash flow remained intact, proving once again that our capital-light, high-efficiency model is working as designed. Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 1 EXHIBIT 99.3

Our strategic focus on next-generation service offerings, operational efficiency, and disciplined capital allocation has made ProPetro a stronger and more resilient company, which in turn has spurred the ongoing transformation of our business over the past year to better align with macrotrends and the evolving needs of our customers here in the Permian Basin. Today, approximately 75% of our fleet consists of next-generation gas burning equipment, including our Tier IV dual-fuel and electric fleets. These assets continue to be highly utilized and in strong demand as customers prioritize efficiency, fuel cost savings, and emissions reductions. Looking ahead, our FORCE® electric fleet remains a key area of growth for us. We have four FORCE® electric fleets operating under long-term contracts, and we expect to deploy a fifth FORCE® fleet in 2025 under a similar structure. These contracts are designed to de-risk our future earnings and provide stability in what remains an uncertain market environment. Additionally, our cementing, Silvertip wireline, and AquaProp℠ sand logistics businesses continue to succeed, contributing to our company’s overall financial strength. While utilization across all service lines was impacted by seasonality in the fourth quarter, we are encouraged by the resilience of our bifurcated service offering. Our high-quality service, strong customer relationships, and best-in-class equipment continue to differentiate us from our peers. Moving forward into 2025 and as I mentioned on our last earnings call, we remain optimistic about the strength and potential of North American onshore oilfield services over the next several years, particularly as the market moves in the direction of quality providers like ProPetro, which offer lower overall costs to customers through avenues such as fuel savings while also providing enhanced efficiencies. We are confident that ProPetro is positioned as a leader in this arena. Moreover, according to our internal estimates, the Permian Basin has approximately 85 full- time active frac fleets. We believe that around 90% of this activity is held and operated by the top seven largest pressure pumping brands. This demonstrates the healthy and consolidated state of the market. Our capital discipline over the past several years has contributed to this stability, providing operational and commercial leverage for top-tier pressure pumpers like ProPetro. One of the most exciting developments for ProPetro in 2024 was the launch of our newest business line, PROPWR℠. We firmly believe that PROPWR represents a transformational growth opportunity for our company, allowing us to expand beyond traditional oilfield services and establish ourselves as a premier energy solutions provider. Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 2 EXHIBIT 99.3

In December, we announced an initial order of over 110 megawatts of natural gas-fueled power generation equipment. Since then, we have entered into a contractual agreement with another equipment manufacturer to purchase an additional 30 megawatts of power generation equipment, totaling 140 megawatts currently on order. We plan to place orders for additional power generation capacity in the coming weeks and months as we finalize customer contracts and assess future demand from our customers. The majority of these assets are anticipated for delivery in the second half of 2025 and early 2026, bringing our total capacity to between approximately 150 and 200 megawatts in early 2026. We have made progress in obtaining customer commitments and are actively negotiating long- term contracts for our incoming equipment. We believe the demand for reliable low-emission power solutions is vast and increasing, and we are positioning PROPWR to capitalize on multiple high-growth verticals. While our initial focus on both proving the concept and establishing commercial momentum for the business is based on tried and true oilfield applications, including drilling, completions, production, and midstream operations, we also see significant potential in industrial power applications. Looking even further ahead, we see a unique opportunity in the data center space, particularly in the Permian Basin. As demand for power-intensive computing infrastructure continues to grow, our existing relationships with leading E&P operators, deep knowledge of the region, and ability to deploy scalable, low-cost natural gas powered energy solutions make us a natural partner for data center developers looking to establish low cost operations right here in West Texas. At ProPetro we are constantly evaluating how we can best meet the evolving needs of current and prospective customers, and capitalize on our core strengths. That’s why we’re moving decisively to capitalize on growth opportunities with PROPWR. Looking ahead, we will continue to scale PROPWR, leveraging a combination of cash on hand and targeted financing structures. This is just the beginning for PROPWR. We are aggressively expanding this business and believe that, over time, it will significantly contribute to our earnings profile and further diversify ProPetro’s revenue streams while creating added stability in our overall business. At the same time, it’s important to note that we are acutely aware of where our core business lies. We will continue to focus on what makes our company a successful partner to major E&P producers in our country’s most prolific basin, providing the high quality service and support for which we are known. Before I turn it over to David, I want to highlight that the opportunity to even pursue these prospects and to be in the position we are in despite a challenging macro environment, is a result of our ability to generate strong free cash flow and maintain a sturdy balance sheet. The Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 3 EXHIBIT 99.3

discipline reflected in those characteristics is what has afforded us the flexibility to pursue a dynamic capital allocation strategy that we anticipate will generate healthy returns. To that end, I want to reaffirm our commitment to our capital allocation strategy. There are four key elements on which we are focused: – First, launching and scaling PROPWR, which we believe will be a key pillar of our future earnings growth. – Second, investing in our next-generation fleet transition, ensuring we remain the premier provider of low-emission, high-efficiency pressure pumping services. – Third, executing on accretive M&A transactions and optimizing our portfolio. This includes our recent divestiture of the Vernal, Utah cementing operations during the fourth quarter, which aligned with our Permian-focused strategy. In terms of M&A we are equal opportunists between PROPWR and our completion businesses, focused on prudently pursuing value-enhancing growth. – And fourth, returning capital to shareholders through our share repurchase program, under which we have retired approximately 13 million shares, or approximately 11% of ProPetro’s shares outstanding, since inception. In short, we will remain opportunistic yet disciplined in our capital deployment, consistent with our focus on maximizing long-term value for shareholders. I’ll now turn it over to David to discuss our full year and fourth quarter financial results a bit deeper. David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. ProPetro’s performance in 2024 showcased the results of our strategy at work. Despite Revenue declining 11% from 2023, we reduced capital expenditures by 57% and increased Free Cash Flow adjusted for Acquisition Consideration over nine times to $118 million. The year-over-year improvement is a direct result of our more industrialized and capital-light investments, our ongoing operational optimization, and our operational excellence that provides us the opportunity to work with the best customers in the Permian Basin. Additionally, since the inception of our share repurchase program in May 2023, we have returned $111 million of capital to our shareholders. Simultaneously, we have significantly improved our working capital position year-over-year. Our efficient capital management and strategic growth funding underscore our company’s unique strengths and unwavering commitment to financial and operational discipline, which were particularly evident in 2024. Moving to the fourth quarter. While financial results for the fourth quarter decreased relative to the third quarter, we were still able to generate strong free cash flow, particularly when Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 4 EXHIBIT 99.3

considering Adjusted EBITDA less incurred capital expenditures. We also continue to take market share across our services lines, most notably in frac and cement. Moreover, despite the headwinds we faced as a result of typical seasonality and general market softness, we generated strong free cash flow and continued to execute on our strategy further illustrating the industrialized nature of our business. Fourth quarter revenues decreased 11% versus the third quarter to $321 million, net loss was $17 million, and Adjusted EBITDA decreased 26% sequentially to $53 million. Notably, the net loss for the fourth quarter included a noncash impairment expense of $24 million related to full impairment of the goodwill in our wireline reporting unit. Additionally, we incurred an operating lease expense related to our electric fleets of $15 million for the quarter. In the fourth quarter of 2024, we had 14 active hydraulic fracturing fleets, in line with our prior guidance, although there was some whitespace, particularly in December. We expect to run between 14 and 15 frac fleets in the first quarter of 2025. Moving to capital allocation, capital expenditures incurred during the fourth quarter of 2024 were $25 million. Net cash used in investing activities as shown on the statement of cash flows during the fourth quarter of 2024 was $24 million. The Company’s reduced capital expenditures are a strong tailwind for ProPetro’s free cash flow generation, again highlighting the benefits of our decision to transition our fleet to electrification and industrialize our business segments. The Company anticipates full-year 2025 capital expenditures to range between $300 million and $400 million. Of this, the completions businesses—including hydraulic fracturing, wireline, and cementing—are expected to account for $150 million to $200 million. An additional $150 million to $200 million will be allocated for growth capital expenditures in our PROPWR business, with approximately $104 million of financing already secured for these PROPWR investments. ProPetro’s cash and liquidity position remains strong. As of December 31, 2024, total cash was $50 million and our borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the fourth quarter of 2024 was $161 million including cash and $111 million of available capacity under the ABL Credit Facility. Thanks to our dynamic capital allocation plan, we have been successful in simultaneously transforming our fleet, buying back shares, pursuing accretive acquisitions, and launching new service lines, all while maintaining a healthy balance sheet and liquidity profile. Although it is still early in the year, 2025 is showing promising signs as utilization rates continue to trend upward and our frac fleet calendars fill up. While these developments are encouraging, we remain committed to maintaining the rigorous level of capital discipline we have practiced over the past several years effectively creating a free cash flow machine in our completions business. Simultaneously, we are focused on re-deploying some of those Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 5 EXHIBIT 99.3

resources to pursue strategic growth, particularly in our PROPWR business, giving us exposure to an industry sector which has a more dynamic growth profile. Understanding the different strategies necessary to drive value for the long-term success of our company is critical. Our dynamic capital allocation methodology and strong balance sheet position enables our ability to pivot to pursue these opportunities. We believe our strategy is ideally suited for the current market environment in both the completions and power markets, and that our shareholders have much to look forward to in 2025 and beyond. I’ll now turn it back over to Sam. Sam Sledge - Chief Executive Officer: Thank you, David. Before we wrap up, I want to reiterate my enthusiasm and confidence about the future of our business. Demand remains strong and we continue to grow our presence in the Permian Basin with our sophisticated, bifurcated service offerings that now include PROPWR along with next generation frac assets, cementing services, wireline services, and wet sand solutions. Much like 2024, we expect 2025 to be another year filled with growth and success for the Company. We have industrialized more of our business, built a strong free cash flow profile, and expanded into a transformational new market with PROPWR. And, despite recent and ongoing headwinds, ProPetro is nonetheless uniquely positioned to capitalize on opportunities, just as we did in 2024. As we move through 2025, we will continue to execute on our strategy, grow our FORCE® fleet presence, scale PROPWR, and maintain a disciplined approach to capital allocation. Always with an eye on operating safely, efficiently and responsibly. Lastly, before we open it up to Q&A, I want to take a minute to thank our ProPetro teammates for their hard work and dedication to our Company, our mission and each other. It is because of you that our success is possible. Regrettably and sadly, we were recently reminded of the inherent risks faced by the brave men and women working on our locations every day. Late last month, a ProPetro employee tragically lost their life, and another was seriously injured at a job site. Our hearts are with both of those teammates, their families and loved ones at this very difficult time. Safety is of paramount importance to ProPetro, and we continue to work diligently to determine the cause of the incident and ensure that it never happens again. I ask that you keep our fallen teammate, all of our teammates, and everyone working in the field that helps provide the energy we all rely on, in your thoughts and prayers. Thank you. With that, operator, we will now open the call to questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 6 EXHIBIT 99.3

End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” "will," "should" and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including our ability to successfully commence operations, the demand for its services and anticipated benefits of the new business line. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, changes in U.S. trade policy, including proposed tariffs, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10- Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 7 EXHIBIT 99.3

consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Fourth Quarter 2024 Earnings Call Scripted Remarks February 19, 2025, 8:00 am CT 8 EXHIBIT 99.3